UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 14, 2015
PERFORMANCE SPORTS GROUP LTD.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-36506 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

100 Domain Drive Exeter, NH (Address of Principal Executive Offices)		03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
1.	Resignation of Director
As described in Item 5.07 below, at the 2015 annual and special meeting of shareholders (the “2015 Annual Meeting”) of Performance Sports Group Ltd. (the “Company”) held on October 14, 2015, Paul Lavoie received a greater number of votes withheld than votes in favor at the 2015 Annual Meeting.  Accordingly, he tendered his resignation immediately following the 2015 Annual Meeting to the Board of Directors for consideration in accordance with the Company’s majority voting policy.  The Board of Directors has accepted Paul Lavoie’s resignation as a director of the Company and from the Compensation Committee (the “Compensation Committee”) of the Board of Directors, effective immediately.
2.	Omnibus Equity Incentive Plan
As described in Item 5.07 below, at the 2015 Annual Meeting, the Company’s shareholders approved the Performance Sports Group Ltd. 2015 Omnibus Equity Incentive Plan (the “Omnibus Plan”), which had been previously approved by the Company’s Board of Directors.
The Omnibus Plan provides for an aggregate of 3,000,000 common shares of the Company to be reserved for issuance pursuant to equity-based awards.  Under the Omnibus Plan, the Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted stock awards, restricted stock units, deferred stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards, and any combination of the foregoing.  The Omnibus Plan has a term of ten years.  The Board of Directors may amend, suspend, or terminate the Omnibus Plan at any time, subject to shareholder approval if necessary to comply with any tax, New York Stock Exchange, Toronto Stock Exchange, or any other applicable regulatory requirement or as otherwise required by the terms of the Omnibus Plan.
For further description of the Omnibus Plan, please see “Proposal No. 3 — Adoption of Omnibus Equity Incentive Plan” in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on September 18, 2015.  The foregoing descriptions of the Omnibus Plan are not complete and are qualified in their entirety by reference to the full text of the Omnibus Plan, which was filed as Annex G to the Proxy Statement and is incorporated herein by reference, and the forms of award agreements related to the Omnibus Plan, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.
Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed in the Company’s Proxy Statement, the Company proposed certain amendments to the Company’s Amended and Restated Articles (as amended, supplemented and restated prior to the 2015 Annual Meeting, the “Articles”).  The amendments to the Articles (the “Article Amendments”) include the following:
(i)	To increase the quorum requirement for meetings of shareholders to 25% of the issued and outstanding common shares and to set the quorum requirement for meetings of directors at a majority of the directors then in office;
(ii)	To remove references in the Articles and the Notice of Articles to proportionate voting shares;
(iii)	To amend the method of giving notice to shareholders;
(iv)	To amend the advance notice provisions with respect to the nomination of directors; and
(v)	To amend the indemnification provisions.
On October 14, 2015, the Company held its 2015 Annual Meeting, at which meeting the shareholders affirmatively determined to so amend the Articles.  Accordingly, the Board of Directors adopted the Company’s Second Amended and Restated Articles on October 14, 2015.

The above descriptions of the Article Amendments are qualified in their entirety by reference to the text of the Company’s Second Amended and Restated Articles, as amended, a copy of which is filed as Annex H to the Proxy Statement and incorporated herein by reference.
Item 5.07  Submission of Matters to a Vote of Security Holders.
On October 14, 2015, the Company held its 2015 Annual Meeting in New York, New York.  Of the 45,552,180 shares of common stock outstanding and entitled to vote at the 2015 Annual Meeting as of August 28, 2015, the record date, the holders of record of 38,988,685 shares of common stock were present, in person or by proxy, and entitled to vote at the 2015 Annual Meeting, constituting a quorum.  The matters considered and voted on by the Company’s shareholders at the 2015 Annual Meeting and the votes cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below, and a more detailed description of each proposal is set forth in the Company’s Proxy Statement:
Proposal No. 1 — Election of Directors.
The voting results in respect of each of the following nine director nominees, all of whom previously served as directors of the Company, were as follows:
Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Karyn Barsa	37,498,522	1,199,195	290,968
Kevin Davis	38,288,671	409,046	290,968
Joan Dea	38,649,049	48,668	290,968
C. Michael Jacobi	36,358,170	2,339,547	290,968
Paul Lavoie	14,819,627	23,878,090	290,968
Larry Lucchino	37,708,649	989,068	290,968
Matthew Mannelly	37,519,118	1,178,599	290,968
Bernard McDonell	38,083,995	613,722	290,968
Bob Nicholson	37,464,208	1,233,509	290,968

As Paul Lavoie received a greater number of votes withheld than votes in favor at the 2015 Annual Meeting, he tendered his resignation immediately following the 2015 Annual Meeting to the Board of Directors for consideration in accordance with the Company’s majority voting policy.  The Board of Directors has accepted Paul Lavoie’s resignation as a director of the Company and from the Compensation Committee, effective immediately, and will be initiating a search for an appropriately qualified replacement to fill the resulting vacancy.

Proposal No. 2 — Approval of Appointment of Auditor.
The shareholders reappointed KPMG LLP as the auditors for the Company for the fiscal year ending May 31, 2016.  The voting results were as follows:
Votes Cast For	Votes Withheld
38,976,674	12,011

Proposal No. 3 — Adoption of Omnibus Equity Incentive Plan.
The shareholders approved the adoption of the Omnibus Plan.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
30,079,453	8,615,455	2,809	290,968

Proposal No. 4 — Approval of an Amendment to the Articles to Increase the Quorum Requirement for Meetings of Each of Shareholders and the Board of Directors.
The shareholders approved the adoption of the amendment to the Articles to increase the quorum requirement for meetings of shareholders to 25% of the issued and outstanding common shares and to set the quorum requirement for meetings of directors at a majority of the directors then in office.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,288,574	404,269	4,874	290,968

Proposal No. 5 — Approval of an Amendment to the Notice of Articles and the Articles to Remove References to Proportionate Voting Shares.

The shareholders approved the adoption of the amendment to the Notice of Articles and the Articles to remove references to proportionate voting shares.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,358,986	333,657	5,074	290,968

Proposal No. 6 — Approval of an Amendment to the Method of Giving Notice in the Articles.
The shareholders approved the adoption of the amendment to the Articles to amend the method of giving notice.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,361,112	334,146	2,459	290,968

Proposal No. 7 — Approval of an Amendment to the Advance Notice Provisions in the Articles with Respect to the Nomination of Directors.
The shareholders approved the adoption of the amendment to the advance notice provisions in the Articles.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
36,587,208	2,107,750	2,759	290,968

Proposal No. 8 — Approval of an Amendment to the Indemnification Provisions in the Articles.
The shareholders approved the adoption of the amendment to the indemnification provisions in the Articles.  The voting results were as follows:
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
38,359,886	335,072	2,759	290,968

Item 9.01    Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
3.1	Second Amended and Restated Articles of Performance Sports Group Ltd. (incorporated by reference from Annex H to the Company’s definitive proxy statement, filed with the SEC on September 18, 2015)

10.1	Omnibus Equity Incentive Plan (incorporated by reference from Annex G to the Company’s definitive proxy statement, filed with the SEC on September 18, 2015)

99.1	Press Release dated October 14, 2015

99.2	Voting Results Report dated October 14, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  October 14, 2015
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Amir Rosenthal
Name: Amir Rosenthal
Title: President, PSG Brands, and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
3.1	Second Amended and Restated Articles of Performance Sports Group Ltd. (incorporated by reference from Annex H to the Company’s definitive proxy statement, filed with the SEC on September 18, 2015)

10.1	Omnibus Equity Incentive Plan (incorporated by reference from Annex G to the Company’s definitive proxy statement, filed with the SEC on September 18, 2015)

99.1	Press Release dated October 14, 2015

99.2	Voting Results Report dated October 14, 2015